                                                                   Exhibit 99.26

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                          $12,035,060
Aggregate Original Principal
   Balance                                    $12,035,627
Number of Mortgage Loans                               72

                                   MINIMUM      MAXIMUM          AVERAGE (1)
                                 ----------   -----------   --------------------
Original Principal Balance         $20,000      $650,000          $167,161
Outstanding Principal Balance      $19,996      $649,887          $167,154

                                   MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                 ----------   -----------   --------------------
Original Term (mos)                   180          360               360
Stated remaining Term (mos)           174          360               358
Loan Age (mos)                          0            6                 1
Current Interest Rate               6.625%      12.375%            8.043%
Initial Interest Rate Cap(4)        3.000%       3.000%            3.000%
Periodic Rate Cap(4)                1.000%       1.000%            1.000%
Gross Margin(4)                     5.625%       8.750%            6.892%
Maximum Mortgage Rate(4)           12.625%      15.875%           13.900%
Minimum Mortgage Rate(4)            6.625%       9.875%            7.900%
Months to Roll(4)                      22           59                31
Original Loan-to-Value              33.43%      100.00%            79.52%
Combined Loan-to-Value              33.43%      100.00%            87.30%
Credit Score (3)                      534          725               624

                                  EARLIEST       LATEST
                                 ----------   -----------
Maturity Date                    03/01/2021   09/01/2036

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                             97.69%
2nd Lien                              2.31%

OCCUPANCY
Primary                              98.00%
Second Home                           0.00%
Investment                            2.00%

LOAN TYPE
Fixed Rate                           46.16%
ARM                                  53.84%

AMORTIZATION TYPE
Fully Amortizing                     19.22%
Interest Only                         0.93%
15/30 Balloon                         0.22%
30/40 Balloon                         4.55%

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                  0.00%
2005                                  0.00%
2006                                100.00%

LOAN PURPOSE
Purchase                              0.00%
Refinance - Rate Term               100.00%
Refinance - Cashout                   0.00%

PROPERTY TYPE
Single Family Residence              79.34%
Condominium                           1.93%
Planned Unit Development             18.73%
2-4 Family                            0.00%
Townhouse                             0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 6.501% to  7.000%           10       2,782,165     23.12      6.909      665      278,216      77.09     49.58    100.00    0.00
 7.001% to  7.500%           11       2,038,548     16.94      7.338      633      185,323      74.65     50.58     93.92    0.00
 7.501% to  8.000%           13       1,774,731     14.75      7.828      616      136,518      74.22     43.87     92.33    6.31
 8.001% to  8.500%            7       1,875,676     15.59      8.249      626      267,954      78.64     40.29     80.38    0.00
 8.501% to  9.000%           12       1,800,802     14.96      8.832      602      150,067      85.49     44.91     63.75    0.00
 9.001% to  9.500%            8         994,514      8.26      9.412      575      124,314      88.41     42.13    100.00    0.00
 9.501% to 10.000%            4         481,237      4.00      9.905      556      120,309      87.22     44.19    100.00    0.00
10.001% to 10.500%            2         143,737      1.19     10.500      631       71,869      90.42     39.03     65.21    0.00
11.001% to 11.500%            1          25,954      0.22     11.125      620       25,954     100.00     22.26    100.00    0.00
11.501% to 12.000%            2          64,996      0.54     11.878      612       32,498     100.00     52.90    100.00    0.00
12.001% to 12.500%            2          52,700      0.44     12.246      622       26,350     100.00     50.00    100.00    0.00
                            ---      ----------    ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                    1          25,954      0.22     11.125      620       25,954     100.00     22.26    100.00    0.00
349 to 360                   71      12,009,106     99.78      8.036      624      169,142      79.48     45.81     88.92    0.93
                            ---      ----------    ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               7         234,102      1.95     11.021      618       33,443      93.89     33.38     78.64    0.00
$50,001 to $100,000          14       1,098,286      9.13      8.601      588       78,449      76.04     42.79    100.00    0.00
$100,001 to $150,000         17       2,050,053     17.03      8.410      615      120,591      80.93     41.00     87.31    5.46
$150,001 to $200,000         16       2,773,518     23.05      8.207      611      173,345      81.74     48.85    100.00    0.00
$200,001 to $250,000          7       1,532,256     12.73      7.595      636      218,894      79.02     47.10    100.00    0.00
$250,001 to $300,000          3         794,920      6.61      7.765      633      264,973      77.74     51.37     68.14    0.00
$300,001 to $350,000          2         637,337      5.30      7.377      629      318,668      67.83     51.94    100.00    0.00
$350,001 to $400,000          2         767,377      6.38      8.510      630      383,689      82.60     49.13      0.00    0.00
$400,001 to $450,000          0               0        --         --        0            0         --        --      0.00    0.00
$450,001 to $500,000          2         937,473      7.79      6.875      684      468,737      80.00     52.13    100.00    0.00
$500,001 to $550,000          0               0        --         --        0            0         --        --      0.00    0.00
$550,001 to $600,000          1         559,852      4.65      6.990      627      559,852      80.00     47.23    100.00    0.00
$600,001 to $650,000          1         649,887      5.40      8.250      631      649,887      76.47     26.61    100.00    0.00
$650,001 to $700,000          0               0        --         --        0            0         --        --      0.00    0.00
$700,001 to $750,000          0               0        --         --        0            0         --        --      0.00    0.00
$750,001 to $800,000          0               0        --         --        0            0         --        --      0.00    0.00
$800,001 to $850,000          0               0        --         --        0            0         --        --      0.00    0.00
$850,001 to $900,000          0               0        --         --        0            0         --        --      0.00    0.00
$900,001 to $950,000          0               0        --         --        0            0         --        --      0.00    0.00
$950,001 to $1,000,000        0               0        --         --        0            0         --        --      0.00    0.00
                            ---      ----------    ------     ------      ---      -------      -----     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======     ======      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  -----------  --------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans           1          25,954  0.215653757   11.125      620       25,954     100.00     22.26    100.00     0.00
2/28 LIBOR Loans              1         170,097         1.41    8.750      656      170,097      85.00     55.09    100.00     0.00
2/28 LIBOR Loans
   (40 Year Amortization)     1          80,987         0.67    9.875      547       80,987      73.64     41.67    100.00     0.00
2/28 LIBOR Loans
   (45 Year Amortization)     7       2,100,587        17.45    7.758      650      300,084      79.50     40.87     87.94     0.00
30 Year Fixed Loans          21       1,913,878        15.90    8.304      609       91,137      75.34     39.26     90.28     0.00
30/40 Balloon Loans           5         333,833         2.77   10.401      597       66,767      88.47     48.36    100.00     0.00
30/45 Balloon Loans          17       3,281,473        27.27    7.907      602      193,028      78.19     47.30    100.00     0.00
3/27 LIBOR Loans              1         229,500         1.91    9.000      580      229,500      90.00     54.01    100.00     0.00
3/27 LIBOR Loans
   (40 Year Amortization)     1         132,500         1.10    9.750      589      132,500     100.00     50.18    100.00     0.00
3/27 LIBOR Loans
   (45 Year Amortization)    16       3,654,251        30.36    7.763      643      228,391      80.43     50.02     75.61     0.00
5/25 LIBOR Loans              1         112,000         0.93    7.875      643      112,000      80.00     29.31    100.00   100.00
                            ---      ----------  -----------   ------      ---      -------     ------     -----    ------   ------
TOTAL:                       72      12,035,060       100.00    8.043      624      167,154      79.52     45.76     88.94     0.93
                            ===      ==========  ===========   ======      ===      =======     ======     =====    ======   ======

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------   -----------  --------  --------  -------  -------
Fully Amortizing             23       2,313,475     19.22      8.406       610      100,586      77.50     41.89     91.96     0.00
Balloon                      48       9,609,585     79.85      7.957       627      200,200      80.01     46.89     88.09     0.00
60 Month Interest-Only        1         112,000      0.93      7.875       643      112,000      80.00     29.31    100.00   100.00
                            ---      ----------    ------      -----       ---      -------      -----     -----    ------   ------
TOTAL:                       72      12,035,060    100.00      8.043       624      167,154      79.52     45.76     88.94     0.93
                            ===      ==========    ======      =====       ===      =======      =====     =====    ======   ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------   --------  -----------  --------  --------  -------  -------
ARM                          28       6,479,922     53.84      7.900       641      231,426      80.90     46.87    82.34     1.73
Fixed Rate                   44       5,555,139     46.16      8.209       604      126,253      77.93     44.48    96.65     0.00
                            ---      ----------    ------      -----       ---      -------      -----     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043       624      167,154      79.52     45.76    88.94     0.93
                            ===      ==========    ======      =====       ===      =======      =====     =====    ======    ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS   OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------   --------  -----------  --------  --------  -------  -------
California                    6       2,184,538     18.15      7.400       635      364,090      74.98     50.96     81.72    0.00
Colorado                      5         575,953      4.79      8.017       627      115,191      80.47     42.69    100.00   19.45
Florida                       2         377,067      3.13      8.373       606      188,534      78.00     48.98    100.00    0.00
Georgia                       3         571,965      4.75      8.708       576      190,655      89.10     52.38    100.00    0.00
Idaho                         5         629,801      5.23      8.857       592      125,960      76.63     42.35    100.00    0.00
Iowa                          5         390,250      3.24      9.363       596       78,050      88.14     44.54     87.19    0.00
Kansas                        1         172,524      1.43      8.875       574      172,524      84.98     40.40    100.00    0.00
Maryland                      1         263,150      2.19      7.375       668      263,150      68.35     51.83    100.00    0.00
Massachusetts                 2         681,473      5.66      7.157       673      340,737      80.00     48.06    100.00    0.00
Minnesota                     1         147,967      1.23      7.500       634      147,967      80.00     50.41    100.00    0.00
Missouri                      8         795,380      6.61      8.632       605       99,423      76.81     41.60    100.00    0.00
Nevada                        2         297,776      2.47      8.787       631      148,888      86.30     51.76    100.00    0.00
North Carolina                1         148,000      1.23      9.500       603      148,000     100.00     51.63    100.00    0.00
Ohio                          7         847,931      7.05      8.309       610      121,133      84.30     43.27    100.00    0.00
Oregon                        6       1,013,402      8.42      7.612       652      168,900      80.83     47.28    100.00    0.00
Pennsylvania                  5         475,493      3.95      7.787       605       95,099      76.44     38.73     71.38    0.00
Tennessee                     3         274,403      2.28      7.867       618       91,468      80.38     40.07    100.00    0.00
Utah                          1         120,400      1.00      7.875       619      120,400      70.00     36.00    100.00    0.00
Virginia                      1          19,996      0.17     11.625       629       19,996     100.00     49.14    100.00    0.00
Washington                    7       2,047,593     17.01      8.054       631      292,513      78.68     42.04     63.60    0.00
                            ---      ----------    ------     ------       ---      -------     ------     -----    ------   -----
TOTAL:                       72      12,035,060    100.00      8.043       624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======     ======       ===      =======     ======     =====    ======   =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                1         111,908      0.93      6.990      640      111,908      33.43     54.26    100.00    0.00
50.01% to 55.00%              0               0        --         --        0            0         --        --      0.00    0.00
55.01% to 60.00%              1          72,000      0.60      7.990      637       72,000      55.38     50.01    100.00    0.00
60.01% to 65.00%              3         492,000      4.09      7.897      599      164,000      61.45     48.70    100.00    0.00
65.01% to 70.00%              6         918,700      7.63      7.645      609      153,117      67.76     47.37    100.00    0.00
70.01% to 75.00%              8       1,123,899      9.34      7.995      617      140,487      74.66     46.44     95.55    0.00
75.01% to 80.00%             26       5,915,907     49.16      7.480      645      227,535      79.36     45.80     91.68    1.89
80.01% to 85.00%             13       2,055,400     17.08      8.894      596      158,108      84.61     43.00     61.62    0.00
85.01% to 90.00%              2         333,447      2.77      9.117      595      166,724      88.78     45.22    100.00    0.00
90.01% to 95.00%              1         164,517      1.37      9.500      622      164,517      92.95     50.03    100.00    0.00
95.01% to 100.00%            11         847,283      7.04      9.921      593       77,026      99.94     45.80    100.00    0.00
                            ---      ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                1         111,908      0.93      6.990      640      111,908      33.43     54.26    100.00    0.00
50.01% to 55.00%              0               0        --         --        0            0         --        --      0.00    0.00
55.01% to 60.00%              1          72,000      0.60      7.990      637       72,000      55.38     50.01    100.00    0.00
60.01% to 65.00%              3         492,000      4.09      7.897      599      164,000      61.45     48.70    100.00    0.00
65.01% to 70.00%              5         798,300      6.63      7.610      607      159,660      67.42     49.09    100.00    0.00
70.01% to 75.00%              4         354,049      2.94      9.118      575       88,512      73.91     38.14     85.88    0.00
75.01% to 80.00%              6       1,740,815     14.46      7.680      631      290,136      77.83     35.56    100.00    0.00
80.01% to 85.00%             14       2,516,873     20.91      8.524      614      179,777      83.76     44.05     68.66    0.00
85.01% to 90.00%              4         583,870      4.85      8.529      600      145,967      81.84     41.05    100.00    0.00
90.01% to 95.00%              2         640,517      5.32      7.549      661      320,259      83.33     54.05    100.00    0.00
95.01% to 100.00%            32       4,724,729     39.26      7.960      633      147,648      82.90     49.33     89.59    2.37
                            ---      ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                3         226,545      1.88      8.588      631       75,515      83.13     17.12     17.86    0.00
20.01% to 25.00%              2          91,554      0.76      9.595      604       45,777      83.00     22.68    100.00    0.00
25.01% to 30.00%              5       1,209,777     10.05      8.128      642      241,955      79.59     27.33    100.00    9.26
30.01% to 35.00%              4         319,249      2.65      8.860      566       79,812      79.49     33.50    100.00    0.00
35.01% to 40.00%              6         661,672      5.50      8.421      587      110,279      79.16     37.13    100.00    0.00
40.01% to 45.00%              8       1,008,861      8.38      9.007      592      126,108      80.42     42.85     87.71    0.00
45.01% to 50.00%             17       3,795,929     31.54      7.831      628      223,290      80.71     48.38     73.11    0.00
50.01% to 55.00%             20       3,482,453     28.94      7.885      622      174,123      76.82     51.98    100.00    0.00
55.01% to 60.00%              7       1,239,020     10.30      7.636      660      177,003      82.00     55.34    100.00    0.00
                            ---      ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Rate Term        72      12,035,060    100.00      8.043      624      167,154      79.52     45.76    88.94     0.93
                            ---      ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76    88.94     0.93
                            ===      ==========    ======      =====      ===      =======      =====     =====    ======    ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                58       9,548,602     79.34      8.027      624      164,631      79.73     46.76     86.06    0.00
Planned Unit Development     12       2,254,059     18.73      8.126      622      187,838      79.13     42.90    100.00    0.00
Condo                         2         232,400      1.93      7.875      631      116,200      74.82     32.78    100.00   48.19
                            ---      ----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======      =====      ===      =======      =====     =====    ======   =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           66      10,704,290     88.94      7.988      622      162,186      79.17     45.96    100.00    1.05
Stated                        5       1,194,677      9.93      8.553      637      238,935      82.42     46.97      0.00    0.00
Low                           1         136,093      1.13      7.875      640      136,093      82.42     19.96      0.00    0.00
                            ---      ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======      =====      ===      =======      =====     =====    ======    ====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      70      11,794,514     98.00      8.034      624      168,493      79.44     45.70     88.72    0.95
Investment                    2         240,546      2.00      8.457      642      120,273      83.54     48.82    100.00    0.00
                            ---      ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======      =====      ===      =======      =====     =====    ======    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                            11      1,950,345      16.21      7.691      631     177,304.13    79.45     48.43     93.02    0.00
1                            40      5,869,617      48.77      8.267      613     146,740.43    79.33     45.96     92.72    1.91
2                            18      4,128,696      34.31      7.848      637     229,371.99    79.43     44.62     81.41    0.00
3                             2         60,448       0.50      9.617      626      30,224.09    99.12     28.57    100.00    0.00
6                             1         25,954       0.22     11.125      620      25,954.06   100.00     22.26    100.00    0.00
                            ---      ----------    ------     ------      ---     ----------   ------     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043      624        167,154    79.52     45.76     88.94    0.93
                            ===      ==========    ======     ======      ===     ==========   ======     =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                         14       2,252,962     18.72      8.303      622      160,926      84.28     48.59     97.78    0.00
12 Months                     1         649,887      5.40      8.250      631      649,887      76.47     26.61    100.00    0.00
24 Months                    12       2,004,540     16.66      8.053      645      167,045      82.39     47.22     87.36    0.00
36 Months                    45       7,127,671     59.22      7.938      618      158,393      77.49     46.21     85.58    1.57
                            ---      ----------    ------      -----      ---      -------      -----     -----    ------    ----
Total:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======      =====      ===      =======      =====     =====    ======    ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF CREDIT SCORES      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                    0               0        --         --        0            0         --        --      0.00    0.00
501 to 525                    0               0        --         --        0            0         --        --      0.00    0.00
526 to 550                    7         778,787      6.47      9.636      541      111,255      85.58     41.01    100.00    0.00
551 to 575                    6         842,351      7.00      8.409      569      140,392      76.18     44.78    100.00    0.00
576 to 600                    9       1,349,772     11.22      8.301      589      149,975      75.56     46.25    100.00    0.00
601 to 625                   22       2,913,298     24.21      8.452      613      132,423      84.23     46.70     75.88    0.00
626 to 650                   17       3,182,280     26.44      7.819      633      187,193      77.34     42.28     95.72    3.52
651 to 675                    6       1,752,878     14.56      7.431      665      292,146      77.83     53.31     79.01    0.00
676 to 700                    4       1,091,694      9.07      6.918      693      272,924      79.16     45.00    100.00    0.00
701 to 725                    1         124,000      1.03      7.375      725      124,000      80.00     44.44      0.00    0.00
726 to 750                    0               0        --         --        0            0         --        --      0.00    0.00
751 to 775                    0               0        --         --        0            0         --        --      0.00    0.00
776 to 800                    0               0        --         --        0            0         --        --      0.00    0.00
801 to 825                    0               0        --         --        0            0         --        --      0.00    0.00
                            ---      ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       72      12,035,060    100.00      8.043      624      167,154      79.52     45.76     88.94    0.93
                            ===      ==========    ======      =====      ===      =======      =====     =====    ======    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF GROSS MARGINS      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.001% to 3.500%              0              0         --         --        0            0         --        --      0.00    0.00
3.501% to 4.000%              0              0         --         --        0            0         --        --      0.00    0.00
4.001% to 4.500%              0              0         --         --        0            0         --        --      0.00    0.00
4.501% to 5.000%              0              0         --         --        0            0         --        --      0.00    0.00
5.001% to 5.500%              0              0         --         --        0            0         --        --      0.00    0.00
5.501% to 6.000%              7      2,035,342      31.41      6.883      679      290,763      78.77     49.98    100.00    0.00
6.001% to 6.500%              5        913,615      14.10      7.397      653      182,723      72.96     49.98     86.43    0.00
6.501% to 7.000%              4        560,800       8.65      7.802      628      140,200      77.85     42.58    100.00   19.97
7.001% to 7.500%              3      1,206,823      18.62      8.250      637      402,274      78.84     36.55     69.51    0.00
7.501% to 8.000%              4      1,052,338      16.24      8.835      612      263,085      86.09     50.91     37.97    0.00
8.001% to 8.500%              4        578,504       8.93      9.513      578      144,626      94.30     48.55    100.00    0.00
8.501% to 9.000%              1        132,500       2.04      9.750      589      132,500     100.00     50.18    100.00       0
                            ---      ---------     ------      -----      ---      -------     ------     -----    ------   -----
TOTAL:                       28      6,479,922     100.00      7.900      641      231,426      80.90     46.87     82.34    1.73
                            ===      =========     ======      =====      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
12.501% to 13.000%            7      2,035,342      31.41      6.883      679      290,763      78.77     49.98    100.00    0.00
13.001% to 13.500%            5        913,615      14.10      7.397      653      182,723      72.96     49.98     86.43    0.00
13.501% to 14.000%            4        560,800       8.65      7.802      628      140,200      77.85     42.58    100.00   19.97
14.001% to 14.500%            3      1,206,823      18.62      8.250      637      402,274      78.84     36.55     69.51    0.00
14.501% to 15.000%            4      1,052,338      16.24      8.835      612      263,085      86.09     50.91     37.97    0.00
15.001% to 15.500%            3        497,517       7.68      9.454      584      165,839      97.67     49.67    100.00    0.00
15.501% to 16.000%            2        213,487       3.29      9.797      573      106,743      90.00     46.95    100.00    0.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       28      6,479,922     100.00      7.900      641      231,426      80.90     46.87     82.34    1.73
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
July 2008                     2        730,873      11.28      8.430      622      365,437      76.16     28.28    100.00     0.00
August 2008                   6      1,450,700      22.39      7.537      659      241,783      80.86     47.25     82.54     0.00
September 2008                1        170,097       2.62      8.750      656      170,097      85.00     55.09    100.00     0.00
July 2009                     6      1,720,627      26.55      7.684      652      286,771      80.70     50.32     55.40     0.00
August 2009                  10      1,772,067      27.35      8.440      613      177,207      83.89     48.97     93.00     0.00
September 2009                2        523,558       8.08      6.777      676      261,779      76.97     54.34    100.00     0.00
August 2011                   1        112,000       1.73      7.875      643      112,000      80.00     29.31    100.00   100.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       28      6,479,922     100.00      7.900      641      231,426      80.90     46.87     82.34     1.73
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   ======